UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
RPT Realty
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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 28, 2020

RPT REALTY	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 4, 2020
Date: April 28, 2020 Time: 9:00 a.m., Eastern time
Location: 19 W 44th St.
10th Floor, Suite 1002
New York, NY 10036

Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/RPT2020
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

RPT REALTY 19 W 44TH STREET 10TH FLOOR, SUITE 1002 NEW YORK, NY 10036	We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
2020 PROXY STATEMENT 2019 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow à	XXXX XXXX XXXX XXXX
(located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the
information that is printed in the box marked by the arrow à	XXXX XXXX XXXX XXXX
(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:
Before The Meeting:	Go to www.proxyvote.com.
Have the information that is printed in the box marked by the arrow à	XXXX XXXX XXXX XXXX
(located on the following page) available and follow the instructions.
During The Meeting:	Go to www.virtualshareholdermeeting.com/RPT2020.
Have the information that is printed in the box marked by the arrow à	XXXX XXXX XXXX XXXX
(located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Trustees recommends you vote FOR the following:
1. Election of Trustees
Nominees:
01) Richard L. Federico	05) David J. Nettina
02) Arthur H. Goldberg	06) Laurie M. Shahon
03) Brian L. Harper	07) Andrea M. Weiss
04) Joanna T. Lau

The Board of Trustees recommends you vote FOR proposals 2 and 3:
2. Ratification of the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for the year ending December 31, 2020.
3. Advisory approval of the compensation of the Trust's named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.